SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2004

RC2 CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22635	36-4088307

(Commission File Number)	(I.R.S. Employer I.D. Number)

1111 West 22nd Street, Suite 320 Oak Brook, Illinois	60523

(Address of Principal Executive Offices)	(Zip Code)

630-573-7200

(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1—Press Release of RC2 Corporation, issued July 27, 2004.

Item 12. Results of Operations and Financial Condition

On July 27, 2004, RC2 Corporation issued a press release (the "Press Release") announcing results for the quarter ended June 30, 2004. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 12 of Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RC2 Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC2 CORPORATION
Date: July 27, 2004
BY  /s/ Jody L. Taylor
           Jody L. Taylor, Chief Financial Officer

3